Events After the Reporting Date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Date

Note 32 Events after the Reporting Date

Since December 31, 2025, the Company has:

Disposal of Battery Technology Solutions Business Segment

The Company announced on February 18, 2026, that it entered a binding term sheet for the proposed sale of its NOVONIX Battery Technology Solutions business. The proposed transaction represents a divestiture of the Company’s non-core business segment and aligns NOVONIX’s strategic focus to establish a vertically integrated synthetic graphite supply chain in North America.

The proposed transaction is for a share equity sale of the BTS business including all associated assets and liabilities at a transaction price of $1.00. As part of the transaction the cash balance for BTS at closing will be $2 million. NOVONIX will receive a 15% non-dilutive equity stake in the Cathode business.

Consequently, management determined that a fixed asset impairment of $7.3 million was necessary to align the recoverable value and the carrying amounts as of December 31, 2025, as presented on the Consolidated Balance Sheet. See Note 14 – Property, Plant, and Equipment for additional details.

The transaction is subject to the negotiation and execution of definitive agreements and satisfaction of customary conditions precedent. The parties expect to finalize the definitive agreements and complete the transaction in the coming months.

There have been no other matters or circumstances that have arisen since the end of the twelve months ended December 31, 2025, which significantly affected or could significantly affect the operations of the Company, the results of those operations or the state of affairs of the Company.